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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                      FORM 8-K/A

                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August  30, 1996.
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                                  UNIFY CORPORATION
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                (Exact name of registrant as specified in its charter)



              Delaware                  001-11807          94-2710559
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        (State or other juris-         (Commission         (IRS Employer
        diction of Incorporation)       File Number)       Identification No.)



             181 Metro Drive, 3rd Floor, San Jose, CA         95110
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             (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code:  (408) 467-4500
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                                 Not Applicable
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         (Former name or former address, if changed since last report)


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Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

    On September 6, 1996, the Company filed a Current Report on Form 8-K (the "8-K") reporting on a change in the Company's independent accountants. By letter dated September 18, 1996, KPMG Peat Marwick LLP confirmed its agreement with the statements made by the Company in the 8-K, except that KPMG had no comment with respect to the action of the Company's Audit Committee and the communications between the Company and Deloitte & Touche LLP.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    Exhibit 16.  Letter from KPMG Peat Marwick dated September 18, 1996.


                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 20, 1996              UNIFY CORPORATION



                                       By             /s/
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                                            Susan Salvesen, Vice President and
                                                 Chief Financial Officer


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